SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 12, 2004



                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    1-12494                   62-154718
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 2.01 Completion of Acquisition or Disposition of Assets

     CBL & Associates Properties, Inc. (the "Company') acquired six malls, two associated centers and one community center during the seven months ended July 31, 2004. Although none of the properties acquired are individually significant according to the provisions of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, they are significant in the aggregate. This Current Report on Form 8-K is being filed to provide certain historical and pro forma financial information related to these acquisitions, which are described below. In this Current Report on Form 8-K, dollars are in thousands, except for per share amounts.

     On March 12, 2004, the Company acquired Honey Creek Mall in Terre Haute, IN for a purchase price, including transaction costs, of $83,114, which consisted of $50,114 in cash and the assumption of $33,000 of non-recourse debt that bears interest at a stated rate of 6.95% and matures in May 2009. The Company recorded a debt premium of $3,146, computed using an estimated market interest rate of 4.75%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.

     On March 12, 2004, the Company acquired Volusia Mall in Daytona Beach, FL for a purchase price, including transaction costs, of $118,493, which consisted of $63,686 in cash and the assumption of $54,807 of non-recourse debt that bears interest at a stated rate of 6.70% and matures in March 2009. The Company recorded a debt premium of $4,615, computed using an estimated market interest rate of 4.75%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.

     On April 8, 2004, the Company acquired Greenbrier Mall in Chesapeake, VA for a cash purchase price, including transaction costs, of $107,450. The purchase price was partially financed with a new recourse term loan of $92,650 that bears interest at LIBOR plus 100 basis points and matures in April 2006.

     On April 21, 2004, the Company acquired Fashion Square, a community center in Orange Park, FL for a cash purchase price, including transaction costs, of $3,961.

     On May 20, 2004, the Company acquired Chapel Hill Mall and its associated center, Chapel Hill Suburban, in Akron, OH for a cash purchase price of $78,252, including transaction costs. The purchase price was partially financed with a new recourse term loan of $66,500 that bears interest at LIBOR plus 100 basis points and matures in May 2006.

     On June 22, 2004, the Company acquired Park Plaza Mall in Little Rock, AR for a purchase price, including transaction costs, of $77,526, which consisted of $36,213 in cash and the assumption of $41,313 of non-recourse debt that bears interest at a stated rate of 8.69% and matures in May 2010. The Company recorded a debt premium of $7,737, computed using an estimated market interest rate of 4.90%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.

     On July 28, 2004, the Company acquired Monroeville Mall, and its associated center, the Annex, in the eastern Pittsburgh suburb of Monroeville, PA, for a purchase price, including transaction costs, of $232,191, which consisted of $40,018 in cash, the assumption of $134,004 of non-recourse debt that bears interest at a stated rate of 5.73% and matures in January 2013, an obligation of $11,950 to purchase the fee interest in the land underlying the mall and associated center on or before July 28, 2007, and the issuance of 780,470 special common units in the Operating Partnership valued at $46,219 (fair value of $59.21 per special common unit). The Company recorded a debt premium of $3,270, computed using an estimated market interest rate of 5.30%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition. The results of operations of Monroeville Mall will be included in the consolidated financial statements beginning July 28, 2004.

     The Company previously announced that the purchase price of the Monroeville properties was $231,234. That purchase price included a value of $60,955 assigned to the special common units based on their face value of $78.10 per special common unit. The difference between the previously reported purchase price and the purchase price allocated to the net assets acquired includes a revised value of $46,219 for the special common units based on their estimated fair value of $59.21 per special common unit plus additional transaction costs of $3,743 and the obligation of $11,950 to acquire the land in the future.

ITEM 9.01 Financial Statements and Exhibits

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a)  Financial Statements of Businesses Acquired

     The statements of certain revenues and certain operating expenses of Greenbrier Mall (described under Item 2.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

     The statements of certain revenues and certain operating expenses of Monroeville Mall (described under Item 2.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

(b)  Pro Forma Financial Information

     The pro forma financial information of CBL & Associates Properties, Inc. listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

(c)  Exhibits

23   Consent of Deloitte & Touche LLP

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CBL & ASSOCIATES PROPERTIES, INC.


                                        /s/ John N. Foy
                             ---------------------------------------

                                           John N. Foy
                                         Vice Chairman,
                              Chief Financial Officer and Treasurer
                             (Authorized Officer of the Registrant,
                                 Principal Financial Officer and
                                  Principal Accounting Officer)


Date:  September 2, 2004

                        INDEX TO FINANCIAL STATEMENTS AND
                         PRO FORMA FINANCIAL INFORMATION

     The following historical financial statements and pro forma financial information are presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X of the Securities and Exchange Commission. The historical financial statements have been audited only for certain properties acquired. With respect to Greenbrier Mall and Monroeville Mall, the historical combined financial statement has been audited only for the most recent fiscal year as these transactions did not involve a related party and the registrant, after reasonable inquiry, is not aware of any material factors related to the acquired properties not otherwise disclosed that would cause the reported financial information to not be necessarily indicative of future operating results. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, certain unaudited financial information for properties acquired during the seven months ended July 31, 2004 that are not individually significant has also been presented. In addition, as the properties will be directly or indirectly owned by entities that will elect or have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

                                                                          Page
                                                                         Number
GREENBRIER MALL

Report of Independent Registered Public Accounting Firm                     6

Statement of Certain Revenues and Certain Operating
   Expenses of Greenbrier Mall for the Year Ended December 31, 2003         7

Notes to the Statement of Certain Revenues and Certain
   Operating Expenses of Greenbrier Mall                                    8


MONROEVILLE MALL

Report of Independent Registered Public Accounting Firm                    10

Statement of Certain Revenues and Certain Operating
   Expenses of Monroeville Mall for the Year Ended December 31, 2003       11

Notes to the Statement of Certain Revenues and Certain
   Operating Expenses of Monroeville Mall                                  12


CBL & ASSOCIATES PROPERTIES, INC.

Unaudited Pro Forma Consolidated Statement of Operations for the
   Year Ended December 31, 2003                                            14

Unaudited Pro Forma Consolidated Statement of Operations for the
   Six Months Ended June 30, 2004                                          15

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2004         16

Consent of Independent Registered Public Accounting Firm                   17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders
CBL & Associates Properties, Inc.:

We have audited the accompanying statement of certain revenues and certain expenses of Greenbrier Mall (the "Property") for the year ended December 31, 2003. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of certain revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K by CBL & Associates Properties, Inc. as a result of the acquisition of the Property). Material amounts, described in Note 1 to the statement of certain revenues and certain expenses that would not be directly attributable to those resulting from future operations of the Property are excluded, and the financial statement is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, such financial statement presents fairly, in all material respects, certain revenues and certain expenses of the Property for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

July 9, 2004
Atlanta, Georgia

GREENBRIER MALL

STATEMENTS OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE THREE MONTHS ENDED
MARCH 31, 2004 (UNAUDITED)
-------------------------------------------------------------------------------

                                                                    Three Months Ended
                                                                      March 31, 2004                Year Ended
                                                                       (unaudited)              December 31, 2003

REVENUES:
  Rentals:
     Minimum                                                              $ 1,987,976                 $ 7,473,070
     Percentage                                                                91,018                     351,707
  Tenant reimbursements                                                     1,022,372                   4,109,034
  Other income                                                                  3,599                   1,427,496
                                                               ---------------------------------------------------------
           Total revenues                                                   3,104,965                  13,361,307
                                                               ---------------------------------------------------------
EXPENSES:
  Property operating                                                          650,320                   2,231,557
  Real estate taxes                                                           263,466                   1,159,674
  Maintenance and repairs                                                     267,002                     901,659
                                                               ---------------------------------------------------------
          Total expenses                                                    1,180,788                   4,292,890
                                                               ---------------------------------------------------------
          Excess of certain revenues over
                certain operating expenses                                 $1,924,177                  $9,068,417
                                                               =========================================================

See accompanying notes to financial statements.

GREENBRIER MALL


NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE THREE MONTHS ENDED
MARCH 31, 2004 (UNAUDITED)


NOTE 1.  ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying  statements of certain revenues and certain operating  expenses
(the    "Statements")    relate   to   Greenbrier    Mall,   an    approximately
890,000-square-foot, two-level regional mall in Chesapeake, Virginia.

The Statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, as a result of the acquisition of Greenbrier Mall by CBL & Associates Properties, Inc. Accordingly, the Statements are not representative of the actual operations of the Greenbrier Mall for the periods presented as certain revenues and certain operating expenses have been excluded. Such items include depreciation, amortization, interest expense, management fees and interest income.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - Rental income comprises minimum rents, expense reimbursements and percentage rent payments. Minimum rents with fixed increases are recognized on a straight-line basis over the initial terms of the related leases. Tenant reimbursements are recognized in the period that the related costs are incurred. Greenbrier Mall accounts for these leases as operating leases as it has retained substantially all risks and benefits of property ownership. Percentage rent is recognized when the tenant's reported sales have reached certain levels specified in the respective lease.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The accompanying financial statements for the three months ended March 31, 2004 are unaudited; however, they have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management of the Property, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period ended March 31, 2004, are not necessarily indicative of the results that may be expected for the full year.

NOTE 3.  LEASING ACTIVITIES

Greenbrier Mall has non-cancelable operating leases with tenants requiring monthly payments of specified minimum rent. The leases generally provide for minimum rentals, plus percentage rentals based upon the retail stores' sales volume. A majority of the leases require reimbursement by the tenant of their proportionate share of real estate taxes and common area expenses. Future minimum rental commitments under the non-cancelable operating leases at December 31, 2003 are as follows:

Year Ending December 31:

          2004                                 $ 6,776,850
          2005                                   6,122,449
          2006                                   5,657,785
          2007                                   4,676,855
          2008                                   3,232,839
       Thereafter                                8,380,224
                                        ---------------------------
         Total                                 $34,847,002
                                        ===========================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders
CBL & Associates Properties, Inc.:

We have audited the accompanying statement of certain revenues and certain expenses of Monroeville Mall (the "Property") for the year ended December 31,
2003. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of certain revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K by CBL & Associates Properties, Inc. as a result of the acquisition of the Property). Material amounts, described in Note 1 to the statement of certain revenues and certain expenses that would not be directly attributable to those resulting from future operations of the Property are excluded, and the financial statement is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, such financial statement presents fairly, in all material respects, certain revenues and certain expenses of the Property for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

July 30, 2004
Atlanta, Georgia

MONROEVILLE MALL

STATEMENTS OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE SIX MONTHS ENDED
JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     Six Months Ended
                                                                      June 30, 2004                 Year Ended
                                                                       (unaudited)              December 31, 2003

REVENUES:
  Rentals:
     Minimum                                                              $ 7,030,623                 $14,645,709
     Percentage                                                               168,972                     559,199
  Tenant reimbursements                                                     5,993,637                  11,028,316
  Other income                                                                  9,458                     104,375
                                                               ---------------------------------------------------------
           Total revenues                                                  13,202,690                  26,337,599
                                                               ---------------------------------------------------------
EXPENSES:
  Property operating                                                        2,541,885                   5,032,109
  Real estate taxes                                                         1,551,722                   3,010,734
  Maintenance and repairs                                                     978,132                   2,145,099
                                                               ---------------------------------------------------------
          Total expenses                                                    5,071,739                  10,187,942
                                                               ---------------------------------------------------------
          Excess of certain revenues over
                certain operating expenses                                $ 8,130,951                 $16,149,657
                                                               =========================================================

See accompanying notes to financial statements.

MONROEVILLE MALL


NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE SIX MONTHS ENDED
JUNE 30, 2004 (UNAUDITED)


NOTE 1.  ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying statements of certain revenues and certain operating expenses (the "Statements") relate to Monroeville Mall, an approximately 1,129,000-square-foot regional mall in the eastern Pittsburgh suburb of Monroeville, PA.

The Statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, as a result of the acquisition of Monroeville Mall by CBL & Associates Properties, Inc. Accordingly, the Statements are not representative of the actual operations of the Monroeville Mall for the periods presented as certain revenues and certain operating expenses have been excluded. Such items include depreciation, amortization, interest expense, management fees and interest income.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - Rental income comprises minimum rents, expense reimbursements and percentage rent payments. Minimum rents with fixed increases are recognized on a straight-line basis over the initial terms of the related leases. Expense reimbursements are recognized in the period that the applicable costs are incurred. Monroeville Mall accounts for these leases as operating leases as the Properties have retained substantially all risks and benefits of property ownership. Percentage rent is recognized when the tenant's reported sales have reached certain levels specified in the respective lease.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of certain revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

The accompanying financial statements for the six months ended June 30, 2004 are unaudited; however, they have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the U.S. Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management of Monroeville Mall, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period ended June 30, 2004, are not necessarily indicative of the results that may be expected for the full year.

NOTE 3.  LEASING ACTIVITIES

Monroeville Mall has non-cancelable operating leases with tenants requiring monthly payments of specified minimum rent. The leases generally provide for minimum rentals, plus percentage rentals based upon the retail stores' sales volume. A majority of the leases require reimbursement by the tenant of their proportionate share of real estate taxes and common area expenses. Future minimum rental commitments under the non-cancelable operating leases at December 31, 2003 are as follows:

Years Ending December 31:

               2004                                $ 13,192,000
               2005                                  12,917,000
               2006                                  12,029,000
               2007                                  10,806,000
               2008                                   9,992,000
            Thereafter                               38,219,000
                                             ---------------------------
              Total                                 $97,155,000
                                             ===========================

                        CBL & Associates Properties, Inc.
                 Pro Forma Consolidated Statements of Operations
                     For the Six Months Ended June 30, 2004
             (Unaudited and in thousands, except per share amounts)

                                                          CBL        Greenbrier and      Other         Pro Forma          CBL
                                                       Historical     Monroeville    Acquisitions     Adjustments     Pro Forma
                                                     -------------   --------------  -------------    ------------    -----------
 REVENUES:
   Minimum rents                                       $  223,031       $   9,155      $   8,676       $    635(a)    $ 241,497
   Percentage rents                                         8,168             267            726              -           9,161
   Other rents                                              5,242              18              6              -           5,266
   Tenant reimbursements                                   98,839           7,096          4,804              -         110,739
   Management, development and leasing fees                 3,511               -              -              -           3,511
   Other                                                   10,296              13            353              -          10,662
                                                     -------------   --------------  -------------    ------------    -----------
     Total revenues                                       349,087          16,549         14,565            635         380,836
                                                     -------------   --------------  -------------    ------------    -----------

 EXPENSES:

   Property operating                                      54,137           3,243          2,012              -          59,392
   Depreciation and amortization                           65,759               -              -          7,669(b)       73,428
   Real estate taxes                                       27,326           1,836          1,694              -          30,856
   Maintenance and repairs                                 20,503           1,266          1,579              -          23,348
   General and administrative                              16,225               -              -              -          16,225
   Other                                                    7,955               -              -              -           7,955
                                                     -------------   --------------  -------------    ------------    -----------
       Total expenses                                     191,905           6,345          5,285          7,669         211,204
                                                     -------------   --------------  -------------    ------------    -----------
 Income from operations                                   157,182          10,204          9,280         (7,034)        169,632
 Interest income                                            1,586               -              -              -           1,586
 Interest expense                                         (83,232)              -              -         (8,059)(c)     (91,291)
 Gain on sales of real estate assets                       24,780               -              -              -          24,780
 Equity in earnings of unconsolidated affiliates            5,546               -              -              -           5,546
 Minority interest in earnings:
     Operating partnership                                (42,874)              -              -         (2,714)(d)     (45,588)
     Shopping center properties                            (3,058)              -              -              -          (3,058)
                                                     -------------   --------------  -------------    ------------    -----------
 Income before discontinued operations                     59,930          10,204          9,280        (17,807)         61,607
 Operating income of discontinued operations                  279               -              -              -             279
 Gain on discontinued operations                              520               -              -              -             520
                                                     -------------   --------------  -------------    ------------    -----------
 Net income                                                60,729          10,204          9,280        (17,807)         62,406

 Preferred dividends                                       (8,832)              -              -              -          (8,832)
                                                     -------------   --------------  -------------    ------------    -----------
 Net income available to common shareholders           $   51,897       $  10,204      $   9,280       $(17,807)      $  53,574
                                                     =============   ==============  =============    ============    ===========
 Basic per share data:
  Income before discontinued operations,
       net of preferred dividends                      $     1.68                                                      $   1.73
   Discontinued operations                                   0.02                                                          0.03
                                                     -------------                                                    -----------
   Net income available to common shareholders         $     1.70                                                      $   1.76
                                                     =============                                                    ===========

   Weighted average common shares outstanding              30,464                                                        30,464
 Diluted per share data:
  Income before discontinued operations,
       net of preferred dividends                      $     1.61                                                      $   1.67
   Discontinued operations                                   0.03                                                          0.02
                                                     -------------                                                    -----------
   Net income available to common shareholders         $     1.64                                                      $   1.69
                                                     =============                                                    ===========
Weighted average common and potential dilutive
   common shares outstanding                               31,686                                                        31,686

     (a)  Reflects the amortization of acquired above- and below-market leases.
     (b) Represents depreciation and amortization expense related to buildings and improvements, tenant improvements and in-place leases of the acquired properties.
     (c) Reflects interest expense on the $660,946 of debt assumed or borrowed (including debt premiums) in connection with the properties acquired during 2004, which had a weighted average effective interest rate of 3.37%. This amount includes the cash portion of the purchase price of each property acquired totaling $219,904, which is assumed to have been borrowed at the Company's borrowing rate under its lines of credit.
     (d) Reflects the allocation of earnings to the minority interest in the Operating Partnership as a result of the acquired properties.

                        CBL & Associates Properties, Inc.
                 Pro Forma Consolidated Statements of Operations
                      For the Year Ended December 31, 2003
             (Unaudited and in thousands, except per share amounts)

                                                                          Greenbrier
                                                              CBL             and           Other       Pro Forma       CBL
                                                           Historical     Monroeville    Acquisitions  Adjustments    Pro Forma
                                                         -------------  --------------  -------------  ------------  -----------
 REVENUES:
   Minimum rents                                           $ 428,412      $  22,119      $  29,199     $   1,714(a)   $ 481,444
   Percentage rents                                           12,907            911          2,029             -         15,847
   Other rents                                                12,635              -             29             -         12,664
   Tenant reimbursements                                     193,538         15,137         15,269             -        223,944
   Management, development and leasing fees                    5,525              -              -             -          5,525
   Other                                                      14,176          1,532          1,215             -         16,923
                                                         -------------  --------------  -------------  ------------  -----------
     Total revenues                                          667,193         39,699         47,741         1,714        756,347
                                                         -------------  --------------  -------------  ------------  -----------
 EXPENSES:
   Property operating                                        103,522          7,264          8,319             -        119,105
   Depreciation and amortization                             113,437              -              -        20,875(b)     134,312
   Real estate taxes                                          51,679          4,170          3,412             -         59,261
   Maintenance and repairs                                    39,815          3,047          4,697             -         47,559
   General and administrative                                 30,395              -              -             -         30,395
   Other                                                      11,489              -              -             -         11,489
                                                         -------------  --------------  -------------  ------------  -----------
     Total expenses                                          350,337         14,481         16,428        20,875        402,121
                                                         -------------  --------------  -------------  ------------  -----------
 Income from operations                                      316,856         25,218         31,313       (19,161)       354,226
 Interest income                                               2,485              -              -             -          2,485
 Interest expense                                           (153,322)             -              -       (22,877)(c)   (176,199)
 Loss on extinguishment of debt                                 (167)             -              -             -           (167)
 Gain on sales of real estate assets                          77,765              -              -             -         77,765
 Equity in earnings of unconsolidated affiliates               4,941              -              -             -          4,941
 Minority interest in earnings:
   Operating partnership                                    (106,532)             -              -        (8,345)(d)   (114,877)
   Shopping center properties                                 (2,758)             -              -             -         (2,758)
                                                         -------------  --------------  -------------  ------------  -----------
 Income before discontinued operations                       139,268         25,218         31,313       (50,383)       145,416
 Operating income of discontinued operations                     829              -              -             -            829
 Gain on discontinued operations                               4,042              -              -             -          4,042
                                                         -------------  --------------  -------------  ------------  -----------
 Net income                                                  144,139         25,218         31,313       (50,383)       150,287
 Preferred dividends                                         (19,633)             -              -             -        (19,633)
                                                         -------------  --------------  -------------  ------------  -----------
 Net income available to common shareholders               $ 124,506      $  25,218      $  31,313     $ (50,383)     $ 130,654
                                                         =============  ==============  =============  ============  ===========
 Basic per share data:
   Income before discontinued operations,
      net of preferred dividends                           $    4.00                                                  $    4.20
   Discontinued operations                                      0.16                                                       0.16
                                                         -------------                                               -----------
   Net income available to common shareholders             $    4.16                                                  $    4.36
                                                         =============                                               ===========

   Weighted average common shares outstanding                 29,936                                                     29,936
 Diluted per share data:
   Income before discontinued operations,
      net of preferred dividends                           $    3.84                                                  $    4.03
   Discontinued operations                                      0.15                                                       0.16
                                                         -------------                                               -----------
   Net income available to common shareholders             $    3.99                                                  $    4.19
                                                         =============                                               ===========
   Weighted average common and potential dilutive
     common shares outstanding                                31,193                                                     31,193

     (a) Reflects the amortization of acquired above- and below-market leases. epresents depreciation and amortization expense related to buildings and improvements, tenant improvements and in-place
     (b) Represents depreciation and amortization expense related to buildings and improvements, tenant improvements and in-place leases of the acquired properties.
     (c) Reflects interest expense on the $660,946 of debt assumed or borrowed (including debt premiums) in connection with the properties acquired during 2004, which had a weighted average effective interest rate of 3.41%. This amount includes the cash portion of the purchase price of each property acquired totaling $219,904, which is assumed to have been borrowed at the Company's borrowing rate under its lines of credit.
     (d) Reflects the allocation of earnings to the minority interest in the Operating Partnership as a result of the acquired properties.

                        CBL & Associates Properties, Inc.
                      Pro Forma Consolidated Balance Sheet
                                  June 30, 2004
        (Unaudited and in thousands, except share and per share amounts)

                                                            CBL            Pro-forma          CBL
                                                         Historical      Adjustments(a)     Pro Forma
                                                        ------------    ----------------  -------------
 ASSETS
 Real estate assets:
   Land                                                 $    604,904    $     22,828      $   627,732
   Buildings and improvements                              4,155,864         205,692        4,361,556
                                                        ------------    ----------------  -------------
                                                           4,760,768         228,520        4,989,288
   Less: accumulated depreciation                           (519,045)              -         (519,045)
                                                        ------------    ----------------  -------------
                                                           4,241,723         228,520        4,470,243
   Real estate assets held for sale                           67,811               -           67,811
   Developments in progress                                   76,616           1,893           78,509
                                                        ------------    ----------------  -------------
     Net investment in real estate                         4,386,150         230,413        4,616,563
 Cash and cash equivalents                                    30,042               -           30,042
 Receivables:
   Tenant, net of allowance                                   35,800               -           35,800
   Other                                                      14,832               -           14,832
 Mortgage notes receivable                                    27,555               -           27,555
 Investment in unconsolidated affiliates                      88,638               -           88,638
 Other assets                                                 85,030           8,476           93,506
                                                        ------------    ----------------  -------------
                                                        $  4,668,047    $    238,889      $ 4,906,936
                                                        ============    ================  =============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Mortgage and other notes payable                       $  3,092,963    $    179,668      $ 3,272,631
 Mortgage notes payable on real estate assets held
     for sale                                                  2,472               -            2,472
 Accounts payable and accrued liabilities                    177,674          13,001          190,675
                                                        ------------    ----------------  -------------
     Total liabilities                                     3,273,109         192,669        3,465,778
                                                        ------------    ----------------  -------------
 Commitments and contingencies
 Minority interests                                          540,894          28,986          569,880
                                                        ------------    ----------------  -------------
 Shareholders' equity:
 Preferred Stock, $.01 par value, 15,000,000 shares
authorized:
 8.75% Series B Cumulative Redeemable Preferred
    Stock, 2,000,000 shares outstanding                           20               -               20
 7.75% Series C Cumulative Redeemable Preferred
    Stock, 460,000 shares outstanding                              5               -                5
 Common Stock, $.01 par value, 95,000,000 shares
    authorized, 30,837,720 issued and outstanding                308               -              308
 Additional paid-in capital                                  828,984          17,234          846,218
 Deferred compensation                                        (3,549)               -          (3,549)
 Retained earnings                                            28,276               -           28,276
                                                        ------------    ----------------  -------------
 Total shareholders' equity                                  854,044          17,234          871,278
                                                        ------------    ----------------  -------------
                                                        $  4,668,047    $    238,889      $ 4,906,936
                                                        ============    ================  =============

     (a) Represents the acquisition of Monroeville Mall and the allocation of the purchase price of Monroeville Mall to the assets acquired and liabilities assumed. The acquisition of the other properties acquired during the seven months ended July 31, 2004 and the allocation of the related purchase prices to the assets acquire and liabilities assumed is reflected in the CBL historical consolidated balance sheet since those acquisitions were completed prior to June 30, 2004.

                                                                      Exhibit 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in Registration Statements Nos. 33-73376, 333-04295, 333-41768, and 333-88914 on Form S-8 and Registration
Statements Nos. 33-92218, 333-62830, 333-90395, 333-47041, 333-97831, 333-104882
and 333-108947 on Form S-3 of CBL & Associates Properties, Inc. of our reports dated July 9, 2004 and July 30, 2004 (which reports include explanatory paragraphs relating to the purpose of such financial statements) on the Statements of Certain Revenues and Certain Operating Expenses of Greenbrier Mall and Monroeville Mall, respectively, for the year ended December 31, 2003, appearing in this Current Report on Form 8-K of CBL & Associates Properties, Inc. dated September 2, 2004.



/s/ DELOITTE & TOUCHE LLP

Atlanta, Georgia
September 2, 2004